ARMOUR RESIDENTIAL REIT, Inc. Company Update 7/22/2020 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term.  Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

PLEASE READ: Important Note Regarding Forward Looking Statements and Estimates 2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute “forward-looking statements” made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections and future plans for ARMOUR’s business, growth and operational improvements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of ARMOUR’s control. A number of important factors could cause actual results or events to differ materially from those indicated by such forward- looking statements. Additional information concerning these factors and risks are contained in the Company’s most recent annual and quarterly reports and other reports filed with the Securities and Exchange Commission. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date unless otherwise indicated. ARMOUR cannot guarantee future results, levels of activity, performance or achievements. • Pricing and duration information are estimates provided by independent third-party providers based on models that require inputs and assumptions. Actual realized prices and durations will depend on a number of factors that cannot be predicted with certainty and may be materially different from estimates. • Estimates do not reflect any costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND NOT REVIEWED BY OUR INDEPENDENT PUBLIC ACCOUNTANTS.

ARMOUR Overview 3 ARMOUR invests in and manages a leveraged portfolio of mortgage-related assets and U.S. government securities. 1 Stockholders' Equity and Liquidity • Stockholders' Equity at the end of Q2 2020 totaled $851 million, including the 7.00% Series C Cumulative Redeemable Preferred Stock ("Series C Preferred") with liquidation preference totaling $133 million. • Book Value at the end of Q2 2020 was $11.11/share. • June 30, 2020 liquidity was $540 million, consisting of $153 million cash and $387 million unlevered securities. 2 Dividend Policy • ARMOUR pays dividends monthly. • The Company recently announced an August dividend of $0.10/share. • Since inception in November 2009, ARMOUR has paid out $1.6 billion in dividends.(1) 3 Shareholder Alignment • Returned $391 million through share repurchases and return of capital since May 2013. • Senior management has made open market purchases of $4.9 million of stock since 2016. • Managed preferred shares through repurchases, calls, and refinancing to maximize value in capital structure. 4 Transparency and Governance • Updated portfolio and liability details can be found monthly at www.armourreit.com. • Non-Executive Board Chairman and separate Lead Independent Director. 5 ARMOUR REIT Manager • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. (1) Includes both common and preferred stock dividends through June 2020. Information as of 06/30/2020

ARMOUR Portfolio Composition 4 Estimated % of Current Value Weighted Average Weighted Average Weighted Average Effective Securities Portfolio (millions) Book Price Market Price Net/Gross Coupon Duration Agency ARMs & Hybrids 0.4% $32.4 102.0% 103.1% 3.33/3.91 1.23 Agency Multifamily Ballooning in 120 Months or Less 17.1% $1,236.4 102.4% 116.4% 3.69/4.59 7.19 Agency Fixed Rates Maturing Between 0 and 180 Months 15.1% $1,094.4 105.2% 106.0% 2.77/3.44 3.46 Agency Fixed Rates Maturing Between 181 and 360 Months 39.0% $2,823.0 106.1% 107.9% 3.57/4.19 2.79 Agency Portfolio 71.7% $5,186.2 105.0% 109.5% 3.43/4.13 3.97 Agency 15Y TBA Long Positions 18.7% $1,352.7 103.7% 104.1% 2.31/ N/A 1.92 Agency 30Y TBA Long Positions 8.7% $625.5 103.4% 104.3% 2.50/ N/A 1.27 Net TBA Positions 27.4% $1,978.2 103.6% 104.1% 2.37/ N/A 1.72 Credit Risk Portfolio 0.9% $66.0 93.2% 87.5% 2.96/3.63 N/A Total Portfolio 100.0% $7,230.4 104.5% 107.6% 3.13/3.86 3.32 • Approximately 91% of ARMOUR's Agency portfolio positions (excluding TBA positions) benefit from favorable prepayment characteristics, including: ◦ 24% have prepayment penalties (Agency Multifamily). ◦ 55% have loan balances less than or equal to 225k. ◦ 12% have loan-to-value ratios greater than 95%, FICO scores of less than 700 or seasoning of greater than 24 months. Information as of 06/30/2020. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding.

ARMOUR Hedging and Financing Composition 5 Interest Rate Swap Breakdown by Months to Maturity Interest Rate Swap Breakdown by Floating Rate Index 1,600 Total Swap Position is $5.1B with a weighted average maturity of 52 ) s 1,400 n months. o i l l 1,200 i m 1,000 n i ( 800 l a Secured Overnight n 600 n o Financing Rate: i t 400 o 43.6% N 200 0 Fed Funds: 56.4% s s s s s s s s th th th th th th th th n n n n n n n n o o o o o o o o M M M M M M M M 2 4 6 8 0 2 4 0 1 2 3 4 6 7 8 2 - - - - - - - 1 0 3 5 7 9 1 3 - 1 2 3 4 6 7 9 0 1 ARMOUR is currently active with seven swap counterparties. Repurchase Agreements Longest Principal Wtd. Avg. Wtd. Avg. Remaining Borrowed % of Repo Original Remaining Term in 6 Repo Counterparty (millions) Positions Term Days Days BUCKLER Securities LLC (1) $2,907 69% 22 9 20 All Other Counterparties (2) $1,331 31% 38 20 52 Total or Wtd. Avg. $4,238 100% 27 13 (1) Affiliated with ARMOUR. (2) ARMOUR is currently borrowing from 13 repo counterparties. (3) ARMOUR has active MRAs with 32 counterparties. Information as of 06/30/2020. Some totals may not foot due to rounding.

ARMOUR's Agency Portfolio Constant Prepayment Rates ("CPR") 2 5 2 0 1 5 1 0 M o 5 n th ly P 0 o rt fo lio July 2019 C P R August 2019 Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortalityS e("SMM").ptemb CPRer 2attempts019 to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. October 2019 November 2019 December 2019 January 2020 February 2020 6 March 2020 April 2020 May 2020 June 2020 July 2020

ARMOUR Net Interest Margin 7 Net Interest Margin Analysis thru Q2 2020 4 3 t n e c r 2 e P 1 0 2 2 2 2 2 2 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 1 1 1 2 0 1 2 3 4 5 6 7 8 9 0 Asset Yield Cost of Funds including Hedges Net Interest Margin

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340